Exhibit 10.2

AMENDMENT N.02 dated 4th October 2023

Purchase Agreement No.: 0122

Between

CQENS Technologies Inc

And

Montrade S.p.A.

For the purchase of:

The development, manufacture, delivery, and installation of an automated 100 stick per minute 'vapour/heat stick' manufacturing line.

1. **PRICING**

1.1 The below listed kits are for the Mini Tobacco Maker machine. The price of the kits are added to the Equipment price as in the Contract. The total price payable by the Buyer for the Equipment and the performance by the Seller of the Works (the **"Purchase Price"**) shall be that sum set out in chapter 3 of contract plus the price of Amendment n° 1, plus the price of the additional items of this Amendment n°2 set in the table below:

Item	Description	Price (EUR)
(B)	Modification for feeding the susceptor from stack fed hopper (instead of from bobbin) for Mini Tobacco Maker. Q.ty of susceptors in the stack is about 500 pieces.	€ 7,500
(C)	Modification to close the inner paper wrap with PVA glue patterns (instead of pressing rollers) for Mini Tobacco Maker. Supply of a PVA glue system with 1 pump to feed 2 continues line applicators. Supply of a PVA glue system with 1 pump to feed alternate glue dots to close the paper between one tobacco portion and the other. See the technical product drawing	€ 40,000
(D)	Gluing registration sw for application of the PVA alternate dots in phase with the product (dots between one tobacco portion and the other)	€ 9,000
(E)	Contrast rollers to press the inner paper in phase with the PVA alternate glue dots.	€ 15,000
(F)	Perforation of the inner paper wrap with needle roller and its contrast. A plain roller to substitute the needle roller will be supplied in case the paper is already perforated	€10,000
(G)	Drying of the inner rod (tobacco portion wrapped with inner paper), to reduce the humidity generated by the paper closure with PVA glue.	€7,500
(H)	Reimbursement for design of previous (superseded) susceptor version	€15,000
	TOTAL (Euro) Amendment n° 2	**€ 104,000**

1.2 Payment terms as per the Contract, and 35% downpyment to be paid at amendment signature

2. TECHNICAL SPECIFICATION OF PRODUCT

2.1 The Product Drawing is updated to N. MI089CQE022001-rev5.

3. UPDATED DELIVERY OF THE EQUIPMENTS

3.1 To fulfil the modifications of the Amendments, the FAT and Packing of the Equipment (Mini Tobacco Maker and Mini Combi), Schedule 4 in the Contract, is updated to End May 2024. All the other Phases of the Schedule 4 are replanned accordingly with the same/similar duration.

Signed for and on behalf of	Signed for and on behalf of
~~SELLER~~ Bayer	~~BUYER~~ Seller
	MONTRADE S.P.A.
(Signature)	(Signature)
(Signature)	(Signature)
Place/date	**Place/date**
18/18/11/2023	Bologna/ 04 Oct 2023